EXHIBIT 99.1


                                  $287,578,000
                                  (Approximate)
                          GSAA Home Equity Trust 2004-7
                     GS Mortgage Securities Corp., Depositor
                            Asset-Backed Certificates

Overview of the Offered Certificates
------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                    Approximate Initial                    Target           Initial     Average        Principal
                         Principal          Certificate    Credit        Pass-Through     Life          Payment           Ratings
  Certificates         Balance (1)(2)           Type     Support(3)        Rate (4)     (yrs)(5)     Window (5) (6)    Moody's/Fitch
------------------ ----------------------- ------------ -------------- -------------- ------------- ----------------- --------------
AV-1                      $108,764,000.00       Sr             5.500%     LIBOR +[ ]%         1.00     09/04 - 09/06     Aaa/AAA
AF-2                       $65,500,000.00       Sr             5.500%         [ ]%            3.00     09/06 - 11/08     Aaa/AAA
AF-3                       $27,420,000.00       Sr             5.500%         [ ]%            5.00     11/08 - 08/10     Aaa/AAA
AF-4                       $45,430,000.00       Sr             5.500%         [ ]%            8.64     08/10 - 04/14     Aaa/AAA
AF-5                       $27,457,000.00       Sr             5.500%         [ ]%            6.75     09/07 - 04/14     Aaa/AAA
M-1                         $5,782,000.00       Mez            3.500%         [ ]%            6.35     09/07 - 04/14      Aa2/AA
M-2                         $3,902,000.00       Mez            2.150%         [ ]%            6.34     09/07 - 04/14       A2/A
B-1                         $3,323,000.00       Sub            1.000%         [ ]%            5.82     09/07 - 09/13     Baa2/BBB
------------------ ----------------------- ------------ -------------- -------------- ------------- ----------------- --------------
  Total                   $287,578,000.00
------------------------------------------------------------------------------------------------------------------------------------




Overview of the Non-Offered Certificates
----------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                    Approximate Initial                    Target           Initial     Average        Principal
                         Principal          Certificate    Credit        Pass-Through     Life          Payment           Ratings
  Certificates         Balance (1)(2)           Type     Support(3)        Rate (4)     (yrs)(5)     Window (5) (6)    Moody's/Fitch
------------------ ----------------------- ------------ -------------- -------------- ------------- ----------------- --------------
B-2                         $1,445,000.00       Sub            0.500%         [ ]%            4.32     09/07 - 07/10      NR/BB
------------------ ----------------------- ------------ -------------- -------------- ------------- ----------------- --------------
  Total                     $1,445,000.00
------------------------------------------------------------------------------------------------------------------------------------

(1) The aggregate initial principal balance of the Certificates will be subject to an upward or downward variance of no more than approximately 5%.
(2) The principal balance of the Offered Certificates is calculated using the scheduled principal balance of the Mortgage Loans as of the Statistical Calculation Date.
(3) Initial Overcollateralization will be approximately 0.00% and is expected to build to a targeted Overcollateralization amount of 0.50%.
(4) See the "Structure of the Offered Certificates" section of this Term Sheet for more information on the Pass-Through Rates of the Offered Certificates.
(5) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Clean-up Call on the Certificates.
(6) The Final Scheduled Distribution Date for the Certificates is the Distribution Date in May 2035.

Selected Mortgage Pool Data (7)
-------------------------------

               ------------------------------------- ------------------------
                                                                    Aggregate

               ------------------------------------- ------------------------
               Scheduled Principal Balance:                      $290,801,045
               Number of Mortgage Loans:                                1,659
               Avg. Scheduled Principal Balance:                     $175,287
               Wtd. Avg. Gross Coupon:                                  6.410%
               Wtd. Avg. Net Coupon(8):                                 6.080%
               Wtd. Avg. Original FICO Score:                             719
               Wtd. Avg. Original LTV Ratio:                            75.28%
               Wtd. Avg. Std. Remaining Term (Mo.):                       344
               Wtd. Avg. Seasoning (Mo.):                                   4
               ------------------------------------- ------------------------

(7) All percentages calculated herein are percentages of scheduled principal balances as of the Statistical Calculation Date.
(8) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less Servicing Fees, Administrative Fees, and lender-paid mortgage insurance.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction
---------------------------

      o The mortgage loans in the transaction consist of Alt-A type, fixed rate, first lien, residential mortgage loans (the "Mortgage Loans") originated by National City Mortgage Co. ("Nat City") (60.33%), GreenPoint Mortgage ("GreenPoint") (20.57%), Wells Fargo Home Mortgage, Inc. ("Wells Fargo") (16.79%) and Countrywide Home Loans ("Countrywide") (2.31%).

      o Credit support for the Certificates will be provided through a senior/subordinate structure, initial overcollateralization of 0.00%, which is expected to build to a target overcollateralization of 0.50%, excess spread, and mortgage insurance.

      o The Mortgage Loans originated by Wells Fargo will be serviced by Wells Fargo, the Mortgage Loans originated by Nat City will be serviced by Nat City, the Mortgage Loans originated by Greenpoint will be serviced by Greenpoint and the Mortgage Loans originated by Countrywide Home Loans, Inc. will be serviced by Countrywide Home Loans Servicing LP ("Countrywide").

      o None of the Mortgage Loans are classified as (a) "high cost" loans under the Home Ownership and Equity Protection Act of 1994, as amended or (b) "high cost" loans under any other applicable state, federal or local law.

      o None of the Mortgage Loans secured by a property in the state of Georgia were originated between October 1, 2002 and March 7, 2003.

      o The transaction will be modeled on INTEX as "GSAA047" and on Bloomberg as "GSAA 04-7".

      o The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.

Time Table
----------

Expected Closing Date:         On or before August 31, 2004

Cut-off Date:                  August 1, 2004

Statistical Calculation
Date:                          July 1, 2004

Expected Pricing Date:         On or before August 17, 2004

First Distribution Date:       September 27, 2004

Key Terms
---------

Offered Certificates:          Class AV-1, AF-2, AF-3, AF-4, AF-5, M-1, M-2,
                               and B-1 Certificates

Non-Offered Certificates:      Class B-2 Certificates

Class A Certificates:          Class AV-1, AF-2, AF-3, AF-4, and AF-5
                               Certificates

Fixed Rate Certificates:       Class AF-2, AF-3, AF-4, AF-5, M-1, M-2, B-1 and
                               B-2 Certificates

Variable Rate Certificates:    Class AV-1 Certificate

Subordinate Certificates:      Class M-1, M-2, B-1 and B-2 Certificates

Class AF-5 Certificates:       The Class AF-5 Certificates will be "lock-out"
                               certificates. The Class AF-5 Certificates generally will not receive any portion of principal payment until the September 2007
                               Distribution Date. Thereafter, they will receive an increasing percentage of their pro-rata share of principal payable to the Certificates based on a schedule.

Depositor:                     GS Mortgage Securities Corp.

Manager:                       Goldman Sachs & Co.

Servicers:                     National City Mortgage Co.
                               GreenPoint Mortgage Funding, Inc.
                               Wells Fargo Home Mortgage, Inc.
                               Countrywide Home Loans Servicing LP

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Trustee:                       Deutsche Bank National Trust Company

Servicing Fee Rate:            25.0 bps Countrywide Home Loans Servicing LP
                               25.0 bps GreenPoint Mortgage Funding, Inc.
                               25.0 bps National City Mortgage Co.
                               37.5 bps Wells Fargo Home Mortgage, Inc.

Administrative Fees:           2.0 bps (includes Master Servicing and Trustee
                               fees)

Distribution Date:             25th day of the month or the following business
                               day

Record Date:                   For any Distribution Date other than with respect
                               to the AV-1 Certificates, the last business day of the Interest Accrual Period.

Delay Days:                    24 days for the Fixed Rate Certificates
                               0 day delay on the Variable Rate Certificates

Day Count:                     Actual/360 basis on the Variable Rate
                               Certificates and 30/360 basis on the Fixed Rate
                               Certificates

Interest Accrual Period:       For the Fixed Rate Certificates, the calendar
                               month immediately preceding the then current
                               Distribution Date. For the Variable Rate
                               Certificates, the prior Distribution Date to the day prior to the current Distribution Date except for the initial accrual period for which interest will accrue from the Closing Date.

Pricing Prepayment
Assumption:                    CPR starting at 10% CPR in month 1, increasing to
                               20% CPR in month 12 (an approximate 0.9091% increase per month), and remaining at 20% CPR thereafter

Due Period:                    For the Mortgage Loans, the period commencing on
                               the second day of the calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which Distribution Date occurs

Mortgage Loans:                The trust will consist of Alt-A type, fixed rate,
                               first lien residential mortgage loans with an approximate, scheduled principal balance of
                               $290,801,045 as of the Statistical Calculation
                               Date

Servicer Advancing:            Yes as to principal and interest, subject to
                               recoverability

Compensating Interest:         The Servicers shall provide compensating interest
                               equal to the lesser of (A) the aggregate of the prepayment interest shortfalls on the Mortgage
                               Loans resulting from voluntary principal prepayments on the Mortgage Loans during the month prior to the month in which the related
                               Distribution Date occurs and (B) at least one-half of the aggregate Servicing Fee received by such Servicer for that Distribution Date

Optional Clean-up Call:        The transaction has a 10% optional clean-up call

Rating Agencies:               Moody's Investors Service and Fitch Ratings

Minimum Denomination:          $50,000 with regard to each of the Offered
                               Certificates

Legal Investment:              It is anticipated that the Class A and Class M-1
                               Certificates will be SMMEA eligible

ERISA Eligible:                Underwriter's exemption is expected to apply to
                               all Offered Certificates. However, prospective purchasers should consult their own counsel

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Tax Treatment:                 All Offered Certificates represent REMIC regular
                               interests and, to a limited extent, interests in certain basis risk interest carryover payments pursuant to the payment priorities in the transaction, which interest in certain basis risk interest carryover payments will be treated for tax purposes as an interest rate cap contract

Prospectus:                    The Offered Certificates will be offered pursuant
                               to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the Offered
                               Certificates and the collateral securing them will be contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus.
                               To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus

                               PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the Certificates
-----------------------------

Description of Principal and Interest Distributions

Until the Step-Down Date, or so long as a Trigger Event is in effect, principal will be paid to the Offered Certificates as described herein. On or after the Step-Down Date, so long as no Trigger Event is in effect, the Offered Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to build and maintain the overcollateralization (which is one component of the credit support available to the Certificateholders).

Interest on the Variable Rate Certificates will be paid monthly at a rate of one-month LIBOR plus a margin, subject to the WAC Cap as described below. Interest on the Fixed Rate Certificates will be paid monthly at a specified rate, subject to the WAC Cap as described below. Interest on the Class AF-4 Certificates, the Class AF-5 Certificates and the Subordinate Certificates will be paid monthly at a specified rate that will step up after the first optional clean-up call is exercisable, subject to the WAC Cap as described below. The interest paid to each class of Offered and Non-Offered Certificates will be reduced by their allocable share of prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of Servicemember's Civil Relief Act (or any similar state statute) allocated to such class. Any reductions in the Pass-Through Rate on the Offered and Non-Offered Certificates attributable to the WAC Cap will be carried forward with interest at the applicable Pass-Through Rate as described below and will be payable after payment of all required principal payments on such future Distribution Dates. Such carry forward will not be paid back after the certificate principal balance of the applicable class has been reduced to zero.

Definitions

Credit Enhancement. The Offered Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) required overcollateralization of 0.50% of the initial scheduled balance (building from an initial level of approximately 0.00%), and (3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Mortgage Insurance. As of the Statistical Calculation Date 100% of the Mortgage Loans with LTVs greater than 80% are covered either by borrower paid mortgage insurance or lender paid mortgage insurance.

Credit Enhancement Percentage Before Step-Down. For any Distribution Date, the percentage obtained by dividing (x) the aggregate certificate principal balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Step-Down Date. The earlier of (A) the date on which the principal balance of the Class A Certificates has been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in September 2007; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 11.00%.

-------------------------------------- -------------------------------------- -----------------------------------
                Class                  Target Credit Enhancement Percentage      Step-Down Credit Enhancement
                                                                                          Percentage
-------------------------------------- -------------------------------------- -----------------------------------
                AF-5                                   5.50%                                11.00%
-------------------------------------- -------------------------------------- -----------------------------------
                AV-1                                   5.50%                                11.00%
-------------------------------------- -------------------------------------- -----------------------------------
                AF-2                                   5.50%                                11.00%
-------------------------------------- -------------------------------------- -----------------------------------
                AF-3                                   5.50%                                11.00%
-------------------------------------- -------------------------------------- -----------------------------------
                AF-4                                   5.50%                                11.00%
-------------------------------------- -------------------------------------- -----------------------------------
                 M-1                                   3.50%                                7.00%
-------------------------------------- -------------------------------------- -----------------------------------
                 M-2                                   2.15%                                4.30%
-------------------------------------- -------------------------------------- -----------------------------------
                 B-1                                   1.00%                                2.00%
-------------------------------------- -------------------------------------- -----------------------------------
                 B-2                                   0.50%                                1.00%
-------------------------------------- -------------------------------------- -----------------------------------

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 50% of the prior period's Credit Enhancement Percentage to be specified in the Prospectus (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent, including loans in foreclosure and REO) or (ii) during such period, aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related prepayment period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:

-------------------------------------- --------------------------------------------------------------------------
          Distribution Date                              Cumulative Realized Loss Percentage:

-------------------------------------- --------------------------------------------------------------------------
    September 2007 - August 2008        0.75% for the first month, plus an additional 1/12th of 0.500% for each month thereafter (e.g., approximately 0.7917% in October 2007)
-------------------------------------- --------------------------------------------------------------------------
    September 2008 - August 2009        1.25% for the first month, plus an additional 1/12th of 0.250% for each month thereafter (e.g., approximately 1.2708% in October 2008)
-------------------------------------- --------------------------------------------------------------------------
    September 2009 and thereafter                                        1.50%
-------------------------------------- --------------------------------------------------------------------------

Step-Up Coupons. If the Optional Clean-up Call is not exercised on the date it is first exercisable, the Pass-Through Rate on the Class AF-4, Class AF-5 and each class of Subordinate Certificates will increase by 0.50% per annum.

Class AV-1 Pass-Through Rate. The Class AV-1Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% and (ii) the WAC Cap calculated on an Actual/360.

Class AF-2 Pass-Through Rate. The Class AF-2 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% and (ii) the WAC Cap.

Class AF-3 Pass-Through Rate. The Class AF-3 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% and (ii) the WAC Cap.

Class AF-4 Pass-Through Rate. The Class AF-4 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class AF-5 Pass-Through Rate. The Class AF-5 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and
(ii) the WAC Cap.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and
(ii) the WAC Cap.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and
(ii) the WAC Cap.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and
(ii) the WAC Cap.

WAC Cap. As to any Distribution Date, a per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less the Administrative Fees, Servicing Fee Rate, and lender paid mortgage insurance.

Class A Basis Risk Carry Forward Amount. As to any Distribution Date where the pass-through rate for such related Certificates is limited by the WAC Cap, the supplemental interest amount for the Class A Certificates will equal the sum of:
(i) the excess, if any, that the related class of Class A Certificates, as applicable, would otherwise be due at the related Pass-Through Rate (without regard to the WAC Cap) over interest due on such class of Class A Certificates at a rate equal to the WAC Cap (in the case if the Class AV-1 Certificate calculated on an Actual/360 basis); (ii) any Basis Risk Carry Forward Amount for such class of Class A Certificates, as applicable, remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the related Pass-Through Rate for such class of Class A Certificates (without regard to the WAC Cap).

Class M-1, M-2, B-1 and B-2 Basis Risk Carry Forward Amounts. As to any Distribution Date where the pass-through rate for such related Certificates is limited by the WAC Cap, the supplemental interest amount for each of the Class M-1, M-2, B-1 and B-2 Certificates will equal the sum of (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due on such class of certificates at a rate equal to the WAC Cap, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid for such certificate from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the certificates' applicable Pass-Through Rate (without regard to the WAC Cap).

Accrued Certificate Interest. For each class of Certificates for on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related class certificate balance immediately prior to such Distribution Date (or from the Closing Date in the case of the first Distribution Date) at the related Pass-Through Rate as reduced by that class's share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemember's Civil Relief Act or any similar state statutes.

Interest Remittance Amount on the Offered Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less the Servicing Fees, Administrative Fees, and mortgage insurance fees.

Principal Remittance Amount. On any Distribution Date, the sum of

      (i) all scheduled payments of principal due during the related Due Period and received by the Servicers on or prior to the related determination date or advanced by the Servicers on the related Servicer remittance Date,

      (ii) the principal portion of all partial and full prepayments received during the month prior to the month during which such Distribution Date occurs,

      (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

      (iv) the principal portion of the repurchase price for any repurchased Mortgage Loans, the repurchase obligation for which arose during the month prior to the month during which such Distribution Date occurs and that were repurchased during the period from the prior Distribution Date through the servicer remittance date prior to such Distribution Date,

      (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

      (vi) the principal portion of the termination price if the Optional Clean-Up Call is exercised.

Principal Distribution Amount. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans for each Distribution Date (less servicing fees, trustee fees and mortgage insurance fees) and available for distribution during the related due period, over (y) the sum of interest payable on the Offered Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates from the Interest Remittance Amount and Principal Remittance Amount, respectively.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, and (ii) the required overcollateralization for such Distribution Date.

Class A Principal Distribution Amount. An amount equal to the excess of (x) the aggregate certificate principal balance of the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (1) approximately 89.00% and (2) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date and (B) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date minus approximately 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class AF-5 Calculation Percentage. For any Distribution Date will be the fraction, expressed as a percentage, the numerator of which is the certificate principal balance of the Class AF-5 Certificates and the denominator of which is the aggregate certificate principal balance of the Class A Certificates, in each case before giving effect to distributions of principal on that Distribution Date.

Class AF-5 Lockout Distribution Amount: For any Distribution Date will be an amount equal to the product of (i) the Class AF-5 Calculation Percentage for that Distribution Date, (ii) the Class AF-5 Lockout Percentage for that Distribution Date and (iii) the Class A Principal Distribution Amount for that Distribution Date. In no event shall the Class AF-5 Lockout Distribution Amount exceed the outstanding certificate principal balance for the Class AF-5 Certificates or the Class A Principal Distribution Amount for the applicable Distribution Date.

Class AF-5 Lockout Percentage: For each Distribution Date will be as follows:

               Distribution Date                   Lockout
                   (Months)                       Percentage
               ----------------------------------------------
               1 to 36                                     0%
               37 to 60                                   45%
               61 to 72                                   80%
               73 to 84                                  100%
               85 and thereafter                         300%

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of principal to the Class A Certificates on such Distribution Date) and (B) the certificate principal balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 93.00% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of principal to the Class A Certificates on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (C) the certificate principal balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 95.70% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of principal to the Class A Certificates on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (D) the certificate principal balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 98.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of principal to the Class A Certificates on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), and (E) the certificate principal balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 99.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Realized Losses. With respect to any defaulted Mortgage Loan that is liquidated, the amount of loss realized equal to the portion of the principal balance remaining unpaid after application of all liquidation proceeds, insurance proceeds and condemnation awards, net of amounts reimbursable to the applicable servicer for the related advances and the applicable servicing fees, trustee fees and mortgage insurance fees in respect of such Mortgage Loan.

Distributions

Interest Distributions on the Offered Certificates. On each Distribution Date, interest distributions from the Interest Remittance Amount will be distributed sequentially as follows:

      (i) to the Class A Certificates, pro rata, their Accrued Certificate Interest,

      (ii) to the Class A Certificates, pro rata, any unpaid Accrued Certificate Interest from prior Distribution Dates,

      (iii) to the Class M-1 Certificates, their Accrued Certificate Interest,

      (iv)  to the Class M-2 Certificates, their Accrued Certificate Interest,

      (v) to the Class B-1 Certificates, their Accrued Certificate Interest, and

      (vi)  to the Class B-2 Certificates, their Accrued Certificate Interest.

Principal Distributions on the Offered Certificates. On each Distribution Date
(a) prior to the Step-down Date or (b) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

(a)   Sequentially,

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

      (i) to the Class AF-5 Certificates, an amount equal to the Class AF-5 Lockout Distribution Amount, and

      (ii) sequentially, to the Class AV-1, AF-2, AF-3, AF-4, and AF-5 Certificates, in that order, until their respective certificate principal balances have been reduced to zero;

(b) the portion of the available Principal Distribution Amount remaining after making the distributions described above in paragraph (a) will be distributed sequentially in the following order of priority:

      (i) to the Class M-1 Certificates, until their certificate principal balance has been reduced to zero,

      (ii) to the Class M-2 Certificates, until their certificate principal balance has been reduced to zero,

      (iii) to the Class B-1 Certificates, until their certificate principal balance has been reduced to zero, and

      (iv) to the Class B-2 Certificates, until their certificate principal balance has been reduced to zero.

On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be distributed sequentially as follows:

(a) To the Class A Certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, sequentially as follows:

      (i) to the Class AF-5 Certificates, an amount equal to the Class AF-5 Lockout Distribution Amount, and

      (ii) sequentially, to the Class AV-1, AF-2, AF-3, AF-4, and AF-5 Certificates, in that order, until their respective certificate principal balances have been reduced to zero;

(b) the portion of the available Principal Distribution Amount remaining after making the distributions described above in paragraph (a) will be distributed sequentially in the following order of priority:

      (i) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the certificate principal balance thereof has been reduced to zero,

      (ii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until the certificate principal balance thereof has been reduced to zero,

      (iii) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the certificate principal balance thereof has been reduced to zero, and

      (iv) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until the certificate principal balance thereof has been reduced to zero.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be distributed sequentially as follows:

      (i) to pay the holders of the Offered Certificates in respect of principal and the Extra Principal Distribution Amount (in the order of priority as described above under "Principal Distributions on the Offered Certificates"), until the targeted overcollateralization amount has been achieved,

      (ii) to the Class M-1 Certificates, their unpaid interest shortfall amount,

      (iii) to the Class M-2 Certificates, their unpaid interest shortfall amount,

      (iv) to the Class B-1 Certificates, their unpaid interest shortfall amount,

      (v) to the Class B-2 Certificates, their unpaid interest shortfall amount,

      (vi) concurrently, any Class A Basis Risk Carry Forward Amount to the Class A Certificates pro rata, based on the Class A Basis Risk Carry Forward Amounts payable to each class of the Class A Certificates, and

      (vii) sequentially, to Class M-1, M-2, B-1 and B-2 Certificates, in each case up to their respective unpaid remaining Basis Risk Carry Forward Amounts.

Class A Principal Allocation. All principal distributions to the Class A Certificates on any Distribution Date will be allocated between the Class A Certificates as described above. From and after the Distribution Date on which the aggregate certificate principal balances of the Class M-1, M-2, B-1, B-2, and X Certificates have been reduced to zero, any principal distributions allocated to the Class A Certificates are required to be allocated pro rata to the Class A Certificates, based on their respective certificate principal balances.

Allocation of Realized Losses. All Realized Losses on the Mortgage Loans will be allocated sequentially on each Distribution Date in the following order of priority, (i) to the excess cash flow, (ii) in reduction of the overcollateralization amount, and (iii) sequentially, to the Class B-2, B-1, M-2 and M-1 Certificates, in that order. An allocation of any Realized Losses to a subordinate or mezzanine certificate on any Distribution Date will be made by reducing its certificate principal balance, after taking into account all distributions made on such Distribution Date. Realized Losses will not be allocated to reduce the certificate principal balance of any class of Class A Certificates.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Subordinate Certificates
----------------------------------------------------

The assumptions for the breakeven CDR table below are as follows:


o The Pricing Prepayment Assumptions (as defined on page 3 above) are applied
o     1-month Forward LIBOR curves (as of close on July 30, 2004) are used
o     33% loss severity
o     100% advancing
o     There is a 6 month lag in recoveries
o Priced to call with collateral losses calculated through the life of the applicable bond
o     Administrative Fees of 2.0bps.
o     Certificates are priced as indicated below


---------------------------------------------------------------------------------------------
                                          First Dollar of Loss            0% Return

---------------------------------------------------------------------------------------------
    Class M-1     CDR (%)                                    4.68                       5.61
                  Yield (%)                                6.0682                     0.0545
  Price = 99.75%  WAL (yr)                                   8.15                       7.24
                  Modified Duration                          6.26                       6.07
                  Principal Window                  Oct12 - Oct12              Jul12 - Jul12
                  Principal Writedown           18,559.08 (0.32%)      2,501,974.76 (43.27%)
                  Total Collat Loss         14,605,271.22 (5.05%)      17,007,331.66 (5.88%)
---------------------------------------------------------------------------------------------
    Class M-2     CDR (%)                                    3.29                       3.94
                  Yield (%)                                6.4630                     0.1121
  Price = 97.25%  WAL (yr)                                   8.57                       7.61
                  Modified Duration                          6.47                       6.29
                  Principal Window                  Mar13 - Mar13              Jan13 - Jan13
                  Principal Writedown           11,510.55 (0.50%)      1,859,308.39 (47.65%)
                  Total Collat Loss         10,744,853.33 (3.72%)      12,608,043.63 (4.36%)
---------------------------------------------------------------------------------------------
    Class B-1     CDR (%)                                    2.06                       2.68
                  Yield (%)                                6.6908                     0.1612
  Price = 95.50%  WAL (yr)                                   8.99                       7.69
                  Modified Duration                          6.67                       6.44
                  Principal Window                  Aug13 - Aug13              May13 - May13
                  Principal Writedown           21,760.35 (0.65%)      1,648,648.33 (49.61%)
                  Total Collat Loss          7,019,507.81 (2.43%)       8,926,514.15 (3.09%)
---------------------------------------------------------------------------------------------
    Class B-2     CDR (%)                                    1.52                       1.81
                  Yield (%)                                7.8812                     0.1978
  Price = 90.00%  WAL (yr)                                   6.95                       8.07
                  Modified Duration                          5.20                       6.42
                  Principal Window                  Sep08 - Oct13              Sep13 - Sep13
                  Principal Writedown           19,698.08 (1.36%)        827,314.94 (57.25%)
                  Total Collat Loss          5,275,275.51 (1.83%)       6,221,281.13 (2.15%)
---------------------------------------------------------------------------------------------

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Selected Mortgage Loan Data
---------------------------

                     The Mortgage Loans - All Collateral (1)

     Scheduled Principal Balance:                         $290,801,045
     Number of Mortgage Loans:                                   1,659
     Average Scheduled Principal Balance:                     $175,287
     Weighted Average Gross Coupon:                              6.410%
     Weighted Average Net Coupon(2):                             6.080%
     Weighted Average Original FICO Score:                         719
     Weighted Average Original LTV Ratio:                        75.28%
     Weighted Average Stated Remaining Term (months):              344
     Weighted Average Seasoning (months):                            4

(1) All percentages calculated herein are percentages of scheduled principal balances as of the Statistical Calculation Date.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less Servicing Fees, Administrative Fees, and lender-paid mortgage insurance.


                                              Distribution by Current Principal Balance

------------------------------------------------------------------------------------------------------------------------------------
                                                  Pct. Of   Weighted                       Weighted  Weighted
                                                  Pool By     Avg.     Weighted   Avg.       Avg.      Avg.                   Pct.
Current                 Number Of   Principal    Principal    Gross       Avg.  Principal   Orig.      Comb.     Pct. Full   Owner
Principal Balance          Loans     Balance      Balance    Coupon      FICO    Balance     LTV     Orig. LTV   Loan Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below             114    $4,520,215      1.55%     6.559%       717   $39,651     74.84%     75.78%     62.28%     12.38%
$50,001 - $75,000           208    13,180,700      4.53      6.398        724    63,369     74.69      75.64      67.67      20.32
$75,001 - $100,000          227    20,038,130      6.89      6.382        729    88,274     76.35      77.09      64.56      21.03
$100,001 - $125,000         212    23,729,104      8.16      6.323        728   111,930     74.77      76.06      63.33      25.83
$125,001 - $150,000         182    25,003,140      8.60      6.361        727   137,380     74.44      75.07      45.85      41.65
$150,001 - $200,000         237    40,986,799     14.09      6.332        727   172,940     76.06      77.33      45.66      48.26
$200,001 - $250,000         133    29,938,074     10.30      6.275        726   225,098     75.06      76.53      37.83      57.30
$250,001 - $300,000          97    26,730,844      9.19      6.344        720   275,576     72.97      74.56      27.88      52.95
$300,001 - $350,000          60    19,307,268      6.64      6.378        720   321,788     75.15      77.54      28.61      69.94
$350,001 - $400,000          63    23,764,284      8.17      6.601        698   377,211     78.40      80.64      17.84      73.14
$400,001 - $450,000          44    18,729,482      6.44      6.635        709   425,670     77.44      78.06      13.51      84.03
$450,001 - $500,000          35    16,859,943      5.80      6.635        706   481,713     77.88      79.72      28.91      74.18
$500,001 - $550,000          17     8,981,258      3.09      6.600        690   528,309     75.88      79.89      23.60      82.78
$550,001 - $600,000          10     5,724,706      1.97      6.360        710   572,471     74.25      76.57      30.25      69.74
$600,001 - $650,000          16    10,096,365      3.47      6.408        715   631,023     69.08      72.96      31.40      62.36
$650,001 - $700,000           1       665,626      0.23      5.875        710   665,626     60.00      80.00     100.00     100.00
$700,001 - $750,000           1       747,236      0.26      6.375        795   747,236     55.00      55.00       0.00     100.00
$750,001 - $800,000           1       797,871      0.27      6.625        705   797,871     61.54      61.54       0.00     100.00
$950,001 - $1,000,000         1       999,999      0.34      5.750        756   999,999     75.47      75.47     100.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                     1,659  $290,801,045    100.00%     6.410%       719  $175,287     75.28%     76.86%     39.38%     53.35%
====================================================================================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                    Distribution by Current Rate

------------------------------------------------------------------------------------------------------------------------------------
                                                  Pct. Of   Weighted                       Weighted  Weighted
                                                  Pool By     Avg.     Weighted   Avg.       Avg.      Avg.                   Pct.
                        Number Of   Principal    Principal    Gross       Avg.  Principal   Orig.      Comb.     Pct. Full   Owner
Current Rate               Loans     Balance      Balance    Coupon      FICO    Balance     LTV     Orig. LTV   Loan Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.99% & Below                10    $1,751,959      0.60%     4.800%       764  $175,196     55.89%     59.50%      0.00%    100.00%
5.00- 5.49%                  41     6,963,181      2.39      5.250        736   169,834     63.54      65.58      21.22      71.55
5.50- 5.99%                 287    55,255,093     19.00      5.764        731   192,526     71.30      73.28      44.71      58.69
6.00- 6.49%                 638   106,264,825     36.54      6.215        727   166,559     74.19      75.43      54.06      41.06
6.50- 6.99%                 470    76,351,043     26.26      6.639        711   162,449     76.39      77.92      35.98      46.53
7.00- 7.49%                 100    19,994,533      6.88      7.166        692   199,945     78.25      80.80      14.34      74.40
7.50- 7.99%                  81    16,784,321      5.77      7.713        700   207,214     86.98      88.48       3.24      92.12
8.00- 8.49%                  29     6,876,848      2.36      8.121        687   237,133     90.13      90.90       0.00      92.05
8.50- 8.99%                   3       559,243      0.19      8.589        685   186,414     90.00      90.00       0.00      28.91
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                     1,659  $290,801,045    100.00%     6.410%       719  $175,287     75.28%     76.86%     39.38%     53.35%
====================================================================================================================================


                                                    Distribution by Credit Score

------------------------------------------------------------------------------------------------------------------------------------
                                                  Pct. Of   Weighted                       Weighted  Weighted
                                                  Pool By     Avg.     Weighted   Avg.       Avg.      Avg.                   Pct.
                        Number Of   Principal    Principal    Gross       Avg.  Principal   Orig.      Comb.     Pct. Full   Owner
Credit Score               Loans     Balance      Balance    Coupon      FICO    Balance     LTV     Orig. LTV   Loan Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
780 & above                 159   $24,063,638      8.27%     6.139%       791  $151,344     69.64%     71.95%     56.20%     37.40%
760-779                     216    34,900,051     12.00      6.210        769   161,574     73.53      74.40      53.78      36.65
740-759                     270    43,655,750     15.01      6.334        749   161,688     76.40      77.93      39.39      49.44
720-739                     242    41,021,601     14.11      6.295        729   169,511     75.92      77.42      40.65      50.39
700-719                     263    48,966,300     16.84      6.410        708   186,184     74.61      76.43      28.64      61.10
680-699                     263    48,356,642     16.63      6.515        688   183,866     76.67      78.54      29.60      61.69
660-679                     123    24,200,633      8.32      6.673        670   196,753     77.36      78.62      45.78      56.65
640-659                      72    15,092,172      5.19      6.679        651   209,614     77.73      79.06      33.55      65.89
620-639                      47     9,341,288      3.21      6.939        632   198,751     73.89      75.28      41.43      69.54
600-619                       3       903,808      0.31      7.699        617   301,269     87.10      87.10       0.00     100.00
560-579                       1       299,163      0.10      6.625        566   299,163     80.00      90.00       0.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                     1,659  $290,801,045    100.00%     6.410%       719  $175,287     75.28%     76.86%     39.38%     53.35%
====================================================================================================================================


                                                    Distribution by Original LTV

------------------------------------------------------------------------------------------------------------------------------------
                                                  Pct. Of   Weighted                       Weighted  Weighted
                                                  Pool By     Avg.     Weighted   Avg.       Avg.      Avg.                   Pct.
                        Number Of   Principal    Principal    Gross       Avg.  Principal   Orig.      Comb.     Pct. Full   Owner
Original LTV               Loans     Balance      Balance    Coupon      FICO    Balance     LTV     Orig. LTV   Loan Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
40.00% & Below               49    $5,627,601      1.94%     5.903%       741  $114,849     33.01%     34.94%     27.31%     56.21%
40.01 - 50.00%               71    11,023,320      3.79      6.086        733   155,258     45.36      48.15      42.11      37.27
50.01 - 60.00%              108    21,905,273      7.53      6.159        729   202,827     55.79      58.79      37.16      55.24
60.01 - 70.00%              251    51,070,232     17.56      6.276        714   203,467     67.16      68.22      40.53      42.33
70.01 - 80.00%              738   130,190,195     44.77      6.351        721   176,409     77.85      80.14      42.52      51.85
80.01 - 85.00%               34     6,183,560      2.13      6.454        705   181,869     84.19      84.19      21.94      78.06
85.01 - 90.00%              329    48,591,065     16.71      6.675        713   147,693     89.77      89.78      45.29      52.96
90.01 - 95.00%               79    16,209,798      5.57      7.236        716   205,187     94.72      94.72       4.74      99.27
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                     1,659  $290,801,045    100.00%     6.410%       719  $175,287     75.28%     76.86%     39.38%     53.35%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                Distribution by Combined Original LTV

------------------------------------------------------------------------------------------------------------------------------------
                                                  Pct. Of   Weighted                       Weighted  Weighted
                                                  Pool By     Avg.     Weighted   Avg.       Avg.      Avg.                   Pct.
Combined                Number Of   Principal    Principal    Gross       Avg.  Principal   Orig.      Comb.     Pct. Full   Owner
Original LTV               Loans     Balance      Balance    Coupon      FICO    Balance     LTV     Orig. LTV   Loan Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
40.00% & Below               46    $5,377,494      1.85%     5.901%       739  $116,902     33.12%     33.65%     26.08%     56.67%
40.01 - 50.00%               66    10,120,246      3.48      6.120        733   153,337     45.27      45.50      42.84      34.70
50.01 - 60.00%              101    18,970,442      6.52      6.180        729   187,826     55.42      55.59      33.56      48.32
60.01 - 70.00%              239    47,349,511     16.28      6.258        715   198,115     67.14      67.28      42.43      43.30
70.01 - 80.00%              647   111,873,997     38.47      6.308        723   172,912     76.71      77.56      42.88      48.08
80.01 - 85.00%               43     8,636,163      2.97      6.365        708   200,841     79.55      83.82      25.04      80.26
85.01 - 90.00%              404    65,083,743     22.38      6.649        713   161,098     86.80      89.71      41.86      54.69
90.01 - 95.00%               96    20,201,822      6.95      7.078        713   210,436     91.64      94.62      10.42      96.13
95.01 - 100.00%              17     3,187,626      1.10      6.459        734   187,507     80.00      99.88      88.99     100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                     1,659  $290,801,045    100.00%     6.410%       719  $175,287     75.28%     76.86%     39.38%     53.35%
====================================================================================================================================


                                                    Distribution by Documentation

------------------------------------------------------------------------------------------------------------------------------------
                                                  Pct. Of   Weighted                       Weighted  Weighted
                                                  Pool By     Avg.     Weighted   Avg.       Avg.      Avg.                   Pct.
Distribution by         Number Of   Principal    Principal    Gross       Avg.  Principal   Orig.      Comb.     Pct. Full   Owner
Documentation              Loans     Balance      Balance    Coupon      FICO    Balance     LTV     Orig. LTV   Loan Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
Stated Asset                604  $136,401,246     46.91%     6.348%       714  $225,830     73.85%     75.68%      0.00%     73.57%
Full / Alternate Doc        824   114,512,810     39.38      6.244        726   138,972     75.10      76.85     100.00      14.95
No Doc                      231    39,886,989     13.72      7.103        716   172,671     80.66      80.91       0.00      94.45
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                     1,659  $290,801,045    100.00%     6.410%       719  $175,287     75.28%     76.86%     39.38%     53.35%
====================================================================================================================================


                                                    Distribution by Loan Purpose

------------------------------------------------------------------------------------------------------------------------------------
                                                  Pct. Of   Weighted                       Weighted  Weighted
                                                  Pool By     Avg.     Weighted   Avg.       Avg.      Avg.                   Pct.
                        Number Of   Principal    Principal    Gross       Avg.  Principal   Orig.      Comb.     Pct. Full   Owner
Loan Purpose               Loans     Balance      Balance    Coupon      FICO    Balance     LTV     Orig. LTV   Loan Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
Purchase                    852  $149,121,740     51.28%     6.506%       725  $175,026     80.76%     82.39%     42.70%     50.84%
Cashout Refi                473    88,002,000     30.26      6.391        708   186,051     69.78      71.17      30.31      60.50
Rate/Term Refi              334    53,677,305     18.46      6.178        721   160,710     69.05      70.84      45.01      48.62
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                     1,659  $290,801,045    100.00%     6.410%       719  $175,287     75.28%     76.86%     39.38%     53.35%
====================================================================================================================================


                                                  Distribution by Occupancy Status

------------------------------------------------------------------------------------------------------------------------------------
                                                  Pct. Of   Weighted                       Weighted  Weighted
                                                  Pool By     Avg.     Weighted   Avg.       Avg.      Avg.                   Pct.
                        Number Of   Principal    Principal    Gross       Avg.  Principal   Orig.      Comb.     Pct. Full   Owner
Occupancy Status           Loans     Balance      Balance    Coupon      FICO    Balance     LTV     Orig. LTV   Loan Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied              659  $155,147,599     53.35%     6.487%       711  $235,429     76.77%     78.89%     11.04%    100.00%
Non-Owner                   948   125,152,632     43.04      6.312        728   132,018     73.63      74.63      76.43       0.00
Second Home                  52    10,500,814      3.61      6.454        728   201,939     72.85      73.35      16.47       0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                     1,659  $290,801,045    100.00%     6.410%       719  $175,287     75.28%     76.86%     39.38%     53.35%
====================================================================================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                    Distribution by Property Type

------------------------------------------------------------------------------------------------------------------------------------
                                                  Pct. Of   Weighted                       Weighted  Weighted
                                                  Pool By     Avg.     Weighted   Avg.       Avg.      Avg.                   Pct.
                        Number Of   Principal    Principal    Gross       Avg.  Principal   Orig.      Comb.     Pct. Full   Owner
Property Type              Loans     Balance      Balance    Coupon      FICO    Balance     LTV     Orig. LTV   Loan Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
Single Family               947  $138,767,283     47.72%     6.320%       726  $146,534     74.94%     76.29%     43.57%     52.57%
2-4 Family                  244    50,639,433     17.41      6.461        721   207,539     73.34      74.37      57.94      28.81
Single Family Detached      106    39,532,391     13.59      6.680        692   372,947     76.66      79.62       1.91      89.21
PUD                         162    27,590,980      9.49      6.362        730   170,315     78.27      80.42      47.71      51.35
Condominium                 142    19,612,882      6.74      6.465        722   138,119     74.51      75.43      49.80      34.36
PUD Detached                 21     8,506,722      2.93      6.337        687   405,082     76.59      78.66       4.52      78.11
Manufactured Housing         32     4,174,685      1.44      6.397        715   130,459     75.40      75.40      15.28      84.82
Single Family Attached        4     1,600,806      0.55      6.367        725   400,201     84.83      84.83       0.00      78.07
PUD Attached                  1       375,863      0.13      7.250        680   375,863     65.52      87.26       0.00       0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                     1,659  $290,801,045    100.00%     6.410%       719  $175,287     75.28%     76.86%     39.38%     53.35%
====================================================================================================================================


                                                        Distribution by State

------------------------------------------------------------------------------------------------------------------------------------
                                                  Pct. Of   Weighted                       Weighted  Weighted
                                                  Pool By     Avg.     Weighted   Avg.       Avg.      Avg.                   Pct.
                        Number Of   Principal    Principal    Gross       Avg.  Principal   Orig.      Comb.     Pct. Full   Owner
State                      Loans     Balance      Balance    Coupon      FICO    Balance     LTV     Orig. LTV   Loan Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
California (Southern)       145   $39,853,828     13.70%     6.221%       715  $274,854     70.76%     72.70%     33.60%     60.34%
California (Northern)       128    36,420,550     12.52      6.229        720   284,536     70.23      72.25      43.48      56.94
New York                     85    25,194,980      8.66      6.605        705   296,412     79.32      80.32      12.58      77.37
Florida                     107    15,045,890      5.17      6.581        728   140,616     75.10      76.71      28.17      46.81
Maryland                     79    13,931,786      4.79      6.324        719   176,352     71.66      74.74      43.87      59.45
Virginia                     93    13,604,355      4.68      6.436        730   146,283     78.97      80.91      58.99      40.61
Illinois                     74    12,415,904      4.27      6.616        711   167,782     74.40      76.83      42.15      61.89
Texas                        90    10,104,219      3.47      6.227        725   112,269     80.28      80.97      64.37      38.06
Massachusetts                46     9,651,365      3.32      6.745        714   209,812     75.28      77.68      43.66      58.12
New Jersey                   47     9,374,737      3.22      6.953        711   199,462     81.35      82.70      28.48      67.31
Nevada                       41     7,709,089      2.65      6.396        729   188,027     75.89      77.14      37.69      41.06
Others                      724    97,494,343     33.53      6.396        722   134,661     76.96      78.06      43.30      44.52
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                     1,659  $290,801,045    100.00%     6.410%       719  $175,287     75.28%     76.86%     39.38%     53.35%
====================================================================================================================================


                                                      Distribution by Zip Code

------------------------------------------------------------------------------------------------------------------------------------
                                                  Pct. Of   Weighted                       Weighted  Weighted
                                                  Pool By     Avg.     Weighted   Avg.       Avg.      Avg.                   Pct.
                        Number Of   Principal    Principal    Gross       Avg.  Principal   Orig.      Comb.     Pct. Full   Owner
Zip Codes                  Loans     Balance      Balance    Coupon      FICO    Balance     LTV     Orig. LTV   Loan Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
91344                         3    $1,203,971      0.41%     5.956%       725  $401,324     76.97%     81.87%     58.71%     77.42%
96753                         3     1,185,302      0.41      5.902        736   395,101     62.61      62.61      33.55      66.45
92694                         2     1,094,003      0.38      6.046        739   547,002     80.00      80.00     100.00     100.00
94610                         2     1,005,095      0.35      6.300        766   502,548     68.46      68.46      60.39       0.00
89117                         3     1,000,680      0.34      6.667        729   333,560     75.56      75.56      11.06       0.00
78746                         1       999,999      0.34      5.750        756   999,999     75.47      75.47     100.00     100.00
64014                         5       992,796      0.34      6.125        784   198,559     74.91      74.91     100.00       0.00
91325                         2       982,020      0.34      5.910        680   491,010     78.61      78.61      54.67     100.00
95403                         2       969,163      0.33      6.582        689   484,581     68.51      75.35      33.53     100.00
92592                         3       966,794      0.33      5.758        726   322,265     88.54      91.25      27.08      72.92
Others                    1,633   280,401,222     96.42      6.422        719   171,709     75.29      76.88      38.69      53.02
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                     1,659  $290,801,045    100.00%     6.410%       719  $175,287     75.28%     76.86%     39.38%     53.35%
====================================================================================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                            Distribution by Remaining Months to Maturity

------------------------------------------------------------------------------------------------------------------------------------
                                                  Pct. Of   Weighted                       Weighted  Weighted
                                                  Pool By     Avg.     Weighted   Avg.       Avg.      Avg.                   Pct.
Remaining Months        Number Of   Principal    Principal    Gross       Avg.  Principal   Orig.      Comb.     Pct. Full   Owner
To Maturity                Loans     Balance      Balance    Coupon      FICO    Balance     LTV     Orig. LTV   Loan Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
0 - 180                     105   $17,830,738      6.13%     5.988%       714  $169,817     68.38%     71.15%      6.47%     77.03%
181 - 240                     7     1,564,532      0.54      5.679        749   223,505     70.97      70.97       0.00      67.03
271 - 300                     5       477,250      0.16      6.026        753    95,450     78.08      78.08     100.00       0.00
301 - 330                     1       103,639      0.04      6.750        677   103,639     71.72      71.72     100.00       0.00
331 - 360                 1,541   270,824,885     93.13      6.443        719   175,746     75.75      77.27      41.64      51.83
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                     1,659  $290,801,045    100.00%     6.410%       719  $175,287     75.28%     76.86%     39.38%     53.35%
====================================================================================================================================


                                                    Distribution by Amortization

------------------------------------------------------------------------------------------------------------------------------------
                                                  Pct. Of   Weighted                       Weighted  Weighted
                                                  Pool By     Avg.     Weighted   Avg.       Avg.      Avg.                   Pct.
                        Number Of   Principal    Principal    Gross       Avg.  Principal   Orig.      Comb.     Pct. Full   Owner
Amortization               Loans     Balance      Balance    Coupon      FICO    Balance     LTV     Orig. LTV   Loan Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
Fixed                     1,659  $290,801,045    100.00%     6.410%       719  $175,287     75.28%     76.86%     39.38%     53.35%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                     1,659  $290,801,045    100.00%     6.410%       719  $175,287     75.28%     76.86%     39.38%     53.35%
====================================================================================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WAC Cap. The information in the following table has been prepared assuming prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.


           Distribution                               Distribution
               Date                WAC Cap (%)            Date                WAC Cap (%)
           ------------            -----------        ------------            -----------
             25-Sep-04              6.08020%            25-Nov-08              6.07980%
             25-Oct-04              6.08025%            25-Dec-08              6.07979%
             25-Nov-04              6.08030%            25-Jan-09              6.07977%
             25-Dec-04              6.08033%            25-Feb-09              6.07976%
             25-Jan-05              6.08035%            25-Mar-09              6.07974%
             25-Feb-05              6.08036%            25-Apr-09              6.07972%
             25-Mar-05              6.08037%            25-May-09              6.07971%
             25-Apr-05              6.08035%            25-Jun-09              6.07969%
             25-May-05              6.08034%            25-Jul-09              6.07968%
             25-Jun-05              6.08033%            25-Aug-09              6.07966%
             25-Jul-05              6.08032%            25-Sep-09              6.07964%
             25-Aug-05              6.08031%            25-Oct-09              6.07963%
             25-Sep-05              6.08030%            25-Nov-09              6.07961%
             25-Oct-05              6.08029%            25-Dec-09              6.07959%
             25-Nov-05              6.08028%            25-Jan-10              6.07958%
             25-Dec-05              6.08027%            25-Feb-10              6.07956%
             25-Jan-06              6.08025%            25-Mar-10              6.07954%
             25-Feb-06              6.08024%            25-Apr-10              6.07952%
             25-Mar-06              6.08023%            25-May-10              6.07951%
             25-Apr-06              6.08022%            25-Jun-10              6.07949%
             25-May-06              6.08021%            25-Jul-10              6.07947%
             25-Jun-06              6.08019%            25-Aug-10              6.07945%
             25-Jul-06              6.08018%            25-Sep-10              6.07943%
             25-Aug-06              6.08017%            25-Oct-10              6.07941%
             25-Sep-06              6.08016%            25-Nov-10              6.07940%
             25-Oct-06              6.08015%            25-Dec-10              6.07938%
             25-Nov-06              6.08013%            25-Jan-11              6.07936%
             25-Dec-06              6.08012%            25-Feb-11              6.07934%
             25-Jan-07              6.08011%            25-Mar-11              6.07932%
             25-Feb-07              6.08010%            25-Apr-11              6.07930%
             25-Mar-07              6.08008%            25-May-11              6.07928%
             25-Apr-07              6.08007%            25-Jun-11              6.07926%
             25-May-07              6.08006%            25-Jul-11              6.07924%
             25-Jun-07              6.08004%            25-Aug-11              6.07922%
             25-Jul-07              6.08003%            25-Sep-11              6.07920%
             25-Aug-07              6.08002%            25-Oct-11              6.07918%
             25-Sep-07              6.08000%            25-Nov-11              6.07916%
             25-Oct-07              6.07999%            25-Dec-11              6.07914%
             25-Nov-07              6.07998%            25-Jan-12              6.07912%
             25-Dec-07              6.07996%            25-Feb-12              6.07909%
             25-Jan-08              6.07995%            25-Mar-12              6.07907%
             25-Feb-08              6.07993%            25-Apr-12              6.07905%
             25-Mar-08              6.07992%            25-May-12              6.07903%
             25-Apr-08              6.07991%            25-Jun-12              6.07901%
             25-May-08              6.07989%            25-Jul-12              6.07899%
             25-Jun-08              6.07988%            25-Aug-12              6.07896%
             25-Jul-08              6.07986%            25-Sep-12              6.07894%
             25-Aug-08              6.07985%            25-Oct-12              6.07892%
             25-Sep-08              6.07983%            25-Nov-12              6.07889%
             25-Oct-08              6.07982%            25-Dec-12              6.07887%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs &
Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                       18

            Distribution
               Date                WAC Cap (%)
            ------------           -----------
             25-Jan-13              6.07885%
             25-Feb-13              6.07882%
             25-Mar-13              6.07880%
             25-Apr-13              6.07877%
             25-May-13              6.07875%
             25-Jun-13              6.07872%
             25-Jul-13              6.07870%
             25-Aug-13              6.07870%
             25-Sep-13              6.07871%
             25-Oct-13              6.07871%
             25-Nov-13              6.07872%
             25-Dec-13              6.07872%
             25-Jan-14              6.07873%
             25-Feb-14              6.07873%
             25-Mar-14              6.07874%
             25-Apr-14              6.07874%
             25-May-14              6.07875%
             25-Jun-14              6.07875%
             25-Jul-14              6.07876%
             25-Aug-14              6.07876%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.



                                       19